Exhibit 4.1

ORGANIZED UNDER THE LAWS OF THE STATE OF TENNESSEE C- SEE REVERSE SIDE FOR RESTRICTIVE LEGEND SEE REVERSE SIDE FOR CERTAIN DEFINITIONS COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (Brooklyn, New York) TRANSFER AGENT AND REGISTRAR BY BY CUSIP 14070T 10 2 THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK WITH A PAR VALUE OF $1.00 OF CAPSTAR FINANCIAL HOLDINGS, INC. transferable on the books of CapStar Financial Holdings, Inc. (the “Corporation”) by the registered holder in person or by Attorney duly authorized in writing upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Tennessee, and to the Charter and Bylaws of the Corporation, as now or hereafter amended. AUTHORIZED SIGNATURE AUTHORIZED SIGNATURE This Certificate is not valid unless countersigned by the Transfer Agent of the Corporation. WITNESS the facsimile signatures of its duly authorized officers. Dated: PRESIDENT CORPORATE SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS COUNTER SIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (Brooklyn, New York) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE

UPON REQUEST, THE CORPORATION WILL FURNISH IN WRITING WITHOUT CHARGE TO EACH SHAREHOLDER WHO OR THAT SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH AUTHORIZED CLASS OF CAPITAL STOCK AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES THEREOF AS WELL AS THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES THEREOF. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – as tenants in common UNIF GIFT MIN ACT Custodian     TEN ENT – as tenants by entireties (Cust) (Minor) JT TEN – as joint tenants with right of survivorship not as tenants in common under Uniform Gifts to Minors Act [GRAPHIC APPEARS HERE](State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign and transfer unto TAXPAYER IDENTIFYING NUMBER PLEASE PRINT OR TYPE — NAME AND ADDRESS OF ASSIGNEE SHARES    TAXPAYER IDENTIFYING NUMBER PLEASE PRINT OR TYPE — NAME AND ADDRESS OF ASSIGNEE SHARES    of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated 20    IMPORTANT A NOTARY SEAL IS NOT ACCEPTABLE. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A COMMERCIAL BANK, TRUST COMPANY, SAVINGS AND LOAN, CREDIT UNION OR BROKER. Medallion Signature(s) guarantee: